UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2005

Black Box Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18706 (Commission File Number)	95-3086563 (IRS Employer Identification No.)

1000 Park Drive Lawrence, Pennsylvania (Address of Principal Executive Offices)		15055 (Zip Code)

Registrant’s telephone number, including area code: (724) 746-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

     Black Box Corporation (“Black Box”) hereby amends and supplements its Current Report on Form 8-K originally filed on January 28, 2005, to include the historical financial statements of Norstan, Inc. (“Norstan”) and the unaudited pro forma financial information discussed herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     As previously reported, Black Box completed its acquisition of Norstan on January 25, 2005, by means of an all cash tender offer at $5.60 per share and subsequent merger whereby Norstan became a wholly-owned subsidiary of Black Box. The aggregate purchase price paid in the tender offer and merger to acquire Norstan was approximately $107 million.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited consolidated financial statements of Norstan are filed herewith as Exhibit 99.1:

I.	Report of Independent Registered Public Accounting Firm

II.	Consolidated Statement of Operations for the Year Ended April 30, 2004

III.	Consolidated Balance Sheet as of April 30, 2004

IV.	Consolidated Statement of Shareholders’ Equity as of April 30, 2004

V.	Consolidated Statement of Cash Flows for the Year Ended April 30, 2004

VI.	Notes to Consolidated Financial Statements

The following unaudited interim condensed consolidated financial statements of Norstan are filed herewith as Exhibit 99.2:

I.	Unaudited Condensed Consolidated Statements of Operations for the Six Months Ended October 30, 2004 and November 1, 2003

II.	Unaudited Condensed Consolidated Balance Sheets as of October 30, 2004 and April 30, 2004

III.	Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended October 30, 2004 and November 1, 2003

IV.	Notes to Unaudited Condensed Consolidated Financial Statements

(b)	Pro Forma Financial Information.

The following unaudited combined pro forma financial statements of Black Box are filed herewith as Exhibit 99.3:

I.	Introduction to Unaudited Combined Pro Forma Financial Statements

II.	Unaudited Combined Pro Forma Statement of Income for the Year Ended March 31, 2004

III.	Unaudited Combined Pro Forma Statement of Income for the Six Months Ended October 2, 2004

IV.	Unaudited Combined Pro Forma Balance Sheet as of October 2, 2004

V.	Notes to Unaudited Combined Pro Forma Financial Statements

(c)	Exhibits. The following exhibits are being filed herewith in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 20, 2004, by and among Black Box, SF Acquisition Co. and Norstan.[1]
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited consolidated balance sheet of Norstan as of April 30, 2004 and the related consolidated statements of operations, shareholders’ equity and cash flows for the year then ended.
99.2	Unaudited condensed consolidated balance sheets of Norstan as of October 30, 2004 and April 30, 2004 and the related unaudited condensed consolidated statements of operations and cash flows for the six months ended October 30, 2004 and November 1, 2003.
99.3	Unaudited combined pro forma financial statements of Black Box as of October 2, 2004 and for the six months ended October 2, 2004 and year ended March 31, 2004.

[1]	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Black Box on December 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Box Corporation
Date: April 12, 2005	By:	/s/ Michael McAndrew
Michael McAndrew
Chief Financial Officer, Treasurer and Principal Accounting Officer